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                                                                      EXHIBIT 10

                     THIRTEENTH AMENDMENT TO LOAN AGREEMENT

      THIS THIRTEENTH AMENDMENT TO LOAN AGREEMENT (this "THIRTEENTH AMENDMENT"), dated as of December 30, 2005 (the "THIRTEENTH AMENDMENT DATE"), is made by and among PDG ENVIRONMENTAL, INC., a Delaware corporation ("PARENT"), PROJECT DEVELOPMENT GROUP, INC., a Pennsylvania corporation ("PROJECT"), ENVIRO-TECH ABATEMENT SERVICES, CO., a North Carolina corporation ("ENVIRO-TECH"), and PDG, INC., a Pennsylvania corporation ("PDG"), (collectively, "BORROWERS"), and SKY BANK, an Ohio banking institution, having an office at 101 East Washington Street, New Castle, Pennsylvania 16103 ("BANK").

                                   WITNESSETH

      WHEREAS, Borrowers and Bank entered into a Loan Agreement dated as of August 3, 2000 (the "ORIGINAL LOAN AGREEMENT"), as amended by that certain Amendment to Loan Agreement dated as of June 14, 2001 (the "FIRST AMENDMENT"), that certain Second Amendment to Loan Agreement dated as of May 6, 2002 (the "SECOND AMENDMENT"), that certain Third Amendment to Loan Agreement dated as of August 30, 2002 (the "THIRD AMENDMENT"), that certain Fourth Amendment to Loan Agreement dated as of December 31, 2002 (the "FOURTH AMENDMENT"), that certain Fifth Amendment to Loan Agreement dated as of February 28, 2003 (the "FIFTH AMENDMENT"), that certain Sixth Amendment to Loan Agreement dated as of July 22, 2003 (the "SIXTH AMENDMENT"), that certain Seventh Amendment to Loan Agreement dated as of January 28, 2004 (the "SEVENTH AMENDMENT"), that certain Eighth Amendment to Loan Agreement dated July 8, 2004 (the "EIGHTH AMENDMENT"), that certain Ninth Amendment to Loan Agreement dated November 3, 2004 (the "NINTH AMENDMENT"), that certain Tenth Amendment to Loan Agreement dated December 21, 2004 (the "TENTH Amendment"), that certain Eleventh Amendment to Loan Agreement dated June 22, 2005 (the "ELEVENTH AMENDMENT"), and that certain Twelfth Amendment to Loan Agreement dated September 30, 2005 (the "TWELFTH AMENDMENT"), as further amended by letter agreement dated June 13, 2005 (collectively the "LOAN AGREEMENT"), pursuant to which Borrowers requested Bank (i) to extend credit to Borrowers in an amount not to exceed $400,000, the proceeds of which were made available as working capital and to refinance certain debt ("FACILITY A"), (ii) to extend credit to Borrowers in an amount not to exceed One Million and 00/100 Dollars ($1,000,000.00), the proceeds of which were made available as working capital and to refinance certain other debt ("FACILITY B"), (iii) to extend credit to Borrowers in an amount not to exceed $300,000, the proceeds of which were made available to finance a portion of certain capital asset purchases ("FACILITY C"), (iv) to extend credit to Borrowers in an original amount not to exceed $5,250,000 and subsequently reducing to an amount not to exceed $4,600,000, which included a temporary overline loan (as created in the Second Amendment and terminated in the Sixth Amendment) in the amount of $750,000, and subsequently increased to $5,000,000, then to $5,500,000, then to $6,500,000, then to $7,500,000 through a second overline note (as created in the Ninth Amendment), and then to $8,000,000 through a $500,000 increase to the second overline note (as authorized in the Tenth Amendment), and then to $11,000,000 (as authorized in the Twelfth Amendment), the proceeds of which were made available to refinance an existing line of credit and to provide working capital ("FACILITY D"), (v) to extend credit to the Borrowers in an amount not to exceed $300,000, the proceeds of which were used to purchase equipment

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("FACILITY E"); and (vi) to extend credit to the Borrowers in an amount not to exceed $400,000, the proceeds of which were used to purchase equipment ("FACILITY F"); and

      WHEREAS, Borrowers and Bank desire to amend certain provisions of the Loan Agreement as provided in this Thirteenth Amendment for the purpose of, inter alia, temporarily increasing Facility "D" to an amount not to exceed $13,000,000 through the issuance of a new $2,000,000 overline note and making related changes to the Loan Documents.

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

      Section 1. Definitions. Terms which are used in this Thirteenth Amendment as defined terms which are not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement. The Loan Agreement and this Thirteenth Amendment are to be treated as one agreement and are together referred to hereafter as the "AGREEMENT."

      (a) The following definitions shall be inserted in Section I of the Loan Agreement in the appropriate alphabetical order:

            "OVERLINE EXPIRY DATE" shall mean June 6, 2006.

            "OVERLINE NOTE" means the Overline Facility D Note of the Borrowers dated as of the Thirteenth Amendment Date, together with all extensions, renewals, refinancings or refunding in whole or in part.

            "OVERLINE PERIOD" shall mean the period commencing on the Thirteenth Amendment Date and ending on the day immediately preceding the Overline Expiry Date.

            "OVERLINE LOANS" shall mean the Loans evidenced by the Overline
      Note.

            "THIRTEENTH AMENDMENT" shall mean the Thirteenth Amendment to Loan Agreement by and between the Borrowers and Bank dated as of the Thirteenth Amendment Date.

            "THIRTEENTH AMENDMENT DATE" shall mean the date set forth in the introductory paragraph of the Thirteenth Amendment.

            "THIRTEENTH AMENDMENT DOCUMENTS" shall collectively mean all documents to be executed and delivered by any Borrower or Guarantor in connection with the Thirteenth Amendment including, without limitation, the Thirteenth Amendment, the Overline Note, the Security Agreement Amendments and the Twelfth Mortgage Modification.

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            "TWELFTH MORTGAGE MODIFICATION" shall mean the Twelfth Modification of Mortgage dated the Thirteenth Amendment Date, made by Project in favor of Bank.

      (b) The following definitions in Section I of the Loan Agreement are hereby amended and restated to read as follows:

            "AGREEMENT" shall mean this Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eight Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment and the Thirteenth Amendment as the same may be further amended, modified or supplemented from time to time.

            "FACILITY D NOTE" shall mean collectively the Fifth Amended and Restated Facility D Note dated as of the Twelfth Amendment Date, made by Borrowers in favor of Bank, which Fifth Amended and Restated Facility D
      Note is an amendment, restatement, consolidation and not a novation of the Fourth Amended and Restated Facility D Note dated July 28, 2004, and the Overline Note made by Borrowers in favor of Bank.

            "LOAN" or "LOANS" shall mean Facility A, Facility B, Facility C, Facility D, including, without limitation, the Overline Loans, Facility E, Facility F and any other credit to Borrower extended by Bank in accordance with Article II hereof as evidenced by the Notes, as the case may be.

            "MORTGAGE" shall mean that certain Open-End Mortgage and Security Agreement dated August 3, 2000, as modified by that certain Modification of Open-End Mortgage and Security Agreement dated June 14, 2001, that certain Second Modification of Open End Mortgage dated May 6, 2002, that certain Third Modification of Open End Mortgage and Security Agreement dated as of August 30, 2002, that certain Fourth Modification of Open End Mortgage and Security Agreement dated as of February 28, 2003, that certain Fifth Modification of Open End Mortgage and Security Agreement dated as of the Sixth Amendment Date, that certain Sixth Modification of Open End Mortgage and Security Agreement dated as of the Seventh Amendment Date, that certain Seventh Modification of Open End Mortgage and Security Agreement dated as of the Eighth Amendment Date, that certain Eighth Modification of Open End Mortgage and Security Agreement dated as of the Ninth Amendment Date, that certain Ninth Modification of Open End Mortgage and Security Agreement dated as of the Tenth Amendment Date, that certain Tenth Modification of Open End Mortgage and Security Agreement dated as of the Eleventh Amendment Date, that certain Eleventh Modification of Open End Mortgage and Security Agreement dated as of the Twelfth Amendment Date, and that certain Twelfth Modification of Open End Mortgage and Security Agreement dated as of the Thirteenth Amendment Date, and all other modifications and amendments thereto, each by Project in favor of Bank.

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            "SECURITY AGREEMENT AMENDMENTS" shall collectively mean the four
      Amendment No. 3 to Security Agreements, each dated as of the Thirteenth Amendment Date, by and between a Borrower and Bank, and the Amendment No. 2 to Security Agreement dated as of the Thirteenth Amendment Date by and between Guarantor and Bank.

      Section 2. Temporary Increase of Facility D - Overline Loan. Effective as of the Thirteenth Amendment Date and continuing until the Overline Expiry Date, and subject to the fulfillment of the terms and conditions of this Thirteenth Amendment, Bank and Borrowers agree that the aggregate maximum principal amount of the Facility D Loans shall be temporarily increased by the amount of the Overline Loan to Thirteen Million and 00/00 Dollars ($13,000,000). During the Overline Period, Bank agrees to make Facility D Loans to any of the Borrowers in an aggregate principal amount not exceeding the Borrowing Base. All unpaid principal, accrued interest and other sums and costs incurred by Bank pursuant to the Overline Note shall be due and payable on the Overline Expiry Date, without notice, presentment or demand. Commencing on the Thirteenth Amendment Date and continuing until the Overline Expiry Date, all references to the Facility D Note shall refer collectively to the Fifth Amended and Restated Facility D Note dated September 30, 2005 and the Overline Note, executed by Borrowers in the form attached to this Amendment as Exhibit B and delivered to Bank, collectively.

      Section 3. Amendment of Section 2.04 of the Loan Agreement. Effective as of the Thirteenth Amendment Date, Section 2.04 of the Loan Agreement is hereby amended as follows:

      (a) Section 2.04(b) of the Loan Agreement is amended and restated to read as follows:

          "(b) Facility D Note. The obligations of Borrowers to repay the unpaid principal amount of the Facility D Loans made to any Borrower by Bank and to pay interest on the unpaid principal amount thereof shall be joint and several and shall be evidenced by the Fifth Amended and Restated Facility D Note dated as of the Twelfth Amendment Date by Borrowers in favor of Bank, as well as the Overline Note dated as of the Thirteenth Amendment Date by Borrowers in favor of Bank in substantially the form attached as Exhibit B to the Thirteenth Amendment."

      (b) Section 2.04(c) of the Loan Agreement is amended and restated to read as follows:

          "(c) Borrowing Base. Subject to the terms and conditions of this Agreement, the maximum borrowing availability under this Agreement applicable to the Facility D Loans shall be equal to the lesser of (i) Thirteen Million and 00/00 Dollars ($13,000,000) or (ii) eighty percent (80%) of the aggregate gross amount of Qualified Accounts plus fifty percent (50%) of the aggregate value of Qualified Inventory (the lesser of the amounts described in clauses (i) and (ii) of this sentence is sometimes referred to in this Agreement as the "BORROWING BASE")."

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      Section 4. Amendment of Section 2.08 of the Loan Agreement. Section 2.08
of the Loan Agreement is hereby amended and restated as follows:

          "2.08 Facility D Origination Fee. Borrowers shall pay to Bank a commitment fee for Facility D payable in advance on June 6, 2006 and on each June 6 thereafter to but excluding the Facility D Expiry Date, each in the amount of Twenty Two Thousand Dollars ($22,000). Borrower shall also pay to Lender an Overline Loan Origination Fee of $4,000.00 for the Overline Loan payable on the Thirteenth Amendment Date."

      Section 5. Representations and Warranties. Borrowers hereby represent and warrant to the Bank that:

      (a) Each Borrower has and will continue to have corporate power and authority to execute, deliver and perform the provisions of this Thirteenth Amendment, the other Thirteenth Amendment Documents, and the Loan Agreement as amended hereby and to execute and deliver the instruments required by the provisions of the Loan Agreement as amended hereby to be executed and delivered by it; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of each Borrower.

      (b) The execution and delivery of this Thirteenth Amendment and the carrying out of this Thirteenth Amendment, the other Thirteenth Amendment Documents, and the Loan Agreement as amended hereby will not violate any provisions of law or the articles of incorporation or bylaws of any Borrower or of any agreement or other instrument to which any Borrower is a party or by which it is bound or to which it is subject.

      (c) This Thirteenth Amendment and the other Thirteenth Amendment Documents, which have been duly and validly executed and delivered by Borrowers, and the Loan Agreement as amended hereby, constitute legal, valid and binding obligations of each Borrower enforceable in accordance with the terms hereof and thereof.

      (d) The representations and warranties by the Borrowers and the Guarantor contained in the Loan Agreement and the other Loan Documents are correct and accurate on and as of the date hereof.

      (e) No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default.

      Section 6. Effective Date; Conditions to Closing; Post-Closing
Obligations.

      (a) The effective date of this Thirteenth Amendment shall be the Thirteenth Amendment Date. As a condition to the effectiveness of this Thirteenth Amendment, prior to or contemporaneously with the execution of this Thirteenth Amendment (unless otherwise specified

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on the Exhibit A), the Borrowers shall satisfy the conditions set forth in
Exhibit A attached hereto.

      (b) Borrowers shall deliver within 45 days after the date of this Thirteenth Amendment a certificate of title insurance with respect to the Mortgage Modification in form and substance satisfactory to Bank.

      Section 7. No Waiver. Nothing contained in this Thirteenth Amendment shall be construed to impair the security of Bank, its successors and assigns under the Loan Agreement and the other Loan Documents, nor affect nor impair any rights or powers that Bank may have under the Loan Documents including without limitation those rights for the recovery of the indebtedness of Borrowers to Bank in case of non-fulfillment of the terms, provisions and covenants contained in this Thirteenth Amendment or the other Loan Documents not modified by this Thirteenth Amendment. All rights, powers and remedies of Bank under any other agreement now or at any time hereafter in force between Bank and Borrower shall be cumulative and not alternative, and shall be in addition to all rights, powers and remedies given to Bank by law.

      Section 8. Security. The Borrowers' obligations under the Notes and the Loan Agreement as amended hereby (including any increase in such obligations as provided in the Loan Documents) are and will continue to be secured by the Security Agreements, the Mortgage, the Guaranty and the other Loan Documents (as each such term is defined in the Agreement) and the liens and security interests granted to the Bank thereunder, and such obligations are and will continue to be a part of the Debt which is secured by the liens and security interests granted in the Security Agreements and the Mortgage and the other Loan Documents and a part of the Guaranteed Obligations (as defined in the Guaranty) which are guaranteed by the Guaranty.

      Section 9. Amendment to Guaranty. In addition consenting to the transactions contemplated herein, including its confirmation and acknowledgement of Section 8 above, Guarantor hereby executes this Amendment for the purpose of amending the Guaranty as follows:

      During the Overline Period, Section 2.9 of the Guaranty entitled "Homestead Exemption" shall be deleted in its entirety. Upon the Overline Expiry Date and provided the Overline Loan has been repaid in full, the language of
Section 2.9 as contained in the Guaranty shall be reinstated in its entirety. Notwithstanding the foregoing, Section 9 of the Sixth Amendment, also relating to Section 2.9 of the Guaranty, remains in effect.

      Section 10. Further Assurances. Borrowers and Guarantor hereby agree to execute such amendments to the Loan Documents and to take such actions as the Bank deems reasonably necessary in connection with the foregoing amendments of the Loan Agreement.

      Section 11. UCC. Each Borrower hereby irrevocably authorizes the Bank to execute (on behalf of each respective Borrower) and file against each Borrower one or more financing, continuation or amendment statements pursuant to the Code in form satisfactory to Borrowers

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and the Bank, and Borrowers will pay the reasonable cost of preparing and the filing of the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests.

      Section 12. Expenses. Borrowers agree to pay Bank at the closing of the transactions contemplated by this Amendment an Overline Loan Origination Fee of $4,000.00. Additionally, Borrowers agree to pay and hold Bank harmless against liability for the payment of all out-of-pocket expenses of Bank arising in connection with this Thirteenth Amendment, including without limitation the fees and expenses of legal counsel for Bank.

      Section 13. Miscellaneous. Except as amended hereby, the provisions of the Loan Documents shall remain in full force and effect and Borrowers and Bank hereby confirm and ratify the Loan Agreement in its entirety as amended hereby. This Thirteenth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with, and governed by, such laws excluding the rules applicable to the conflict of laws. All representations, warranties and covenants contained herein or made in writing by Borrowers in connection herewith shall survive the execution and delivery of this Thirteenth Amendment and will bind and inure to the benefit of the successors and assigns of the parties hereto, provided that, without the prior written consent of the Bank, Borrowers may not assign the Loan Agreement as amended hereby or any of their rights or obligations under the Loan Agreement and this Thirteenth Amendment and any such attempted assignment shall be null and void.

      Section 14. Recitals. The Recitals set forth in the beginning of this Thirteenth Amendment are hereby fully incorporated by reference.

      Section 15. Waiver Of Trial By Jury.

BORROWERS AND BANK EXPRESSLY, KNOWINGLY AND VOLUNTARILY        INITIALS:
WAIVE ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY     Borrowers:
JURY, AND NEITHER WILL AT ANY TIME INSIST UPON, OR PLEAD OR    _JCR_____
IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR          _________
ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN          _________
CONNECTION WITH THIS THIRTEENTH AMENDMENT, THE NOTES OR ANY    _________
OF THE LOAN DOCUMENTS.                                         Bank:
                                                               _DSP_____

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      IN WITNESS WHEREOF, and intending to be legally bound, the parties, by their duly authorized officers, have executed and delivered this Thirteenth Amendment as of the date set forth at the beginning of this Thirteenth Amendment.

                                               BORROWERS:

ATTEST:                                        PDG ENVIRONMENTAL, INC.

/s/ James D. Chiafullo                         By /s/ John C. Regan
---------------------------                       ---------------------------
Secretary                                      Title: President & CEO

ATTEST:                                        PROJECT DEVELOPMENT GROUP, INC.

/s/ James D. Chiafullo                         By: /s/ John C. Regan
---------------------------                        ---------------------------
Secretary                                      Title: President & CEO

ATTEST:                                        ENVIRO-TECH ABATEMENT
                                               SERVICES, CO.

/s/ James D. Chiafullo                         By: /s/ John C. Regan
---------------------------                        ---------------------------
Secretary                                      Title: President & CEO

ATTEST:                                        PDG, INC.

/s/ James D. Chiafullo                         By: /s/ John C. Regan
---------------------------                        ---------------------------
Secretary                                      Title: President & CEO

                                               GUARANTOR:

                                               SERVESTEC, INC.

                                               By: /s/ John C. Regan
                                                   ---------------------------
                                               Title: President & CEO

                                               BANK:

                                               SKY BANK

                                               By: /s/ Douglas K. Pyle
                                                   ---------------------------
                                                       Douglas K. Pyle,
                                                       Vice President

                                     Page 8
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                JOINDER TO THIRTEENTH AMENDMENT TO LOAN AGREEMENT

      Each of the following entities or individuals join in the foregoing Thirteenth Amendment to Loan Agreement for the purpose of consenting to the terms thereof and ratifying and confirming its or his obligations under its or his respective Security Agreement, Mortgage, Guaranty, Indemnity Agreement, Lock Box Agreement or any other Loan Document (as those terms are defined in the Loan Agreement) as the case may be, including, without limitation, any warrant to confess judgment and any waiver of jury trial contained therein, previously delivered to the Bank.

ATTEST:                                        PDG ENVIRONMENTAL, INC.

/s/ James D. Chiafullo                         By: /s/ John C. Regan
---------------------------                        ---------------------------
Secretary                                      Title: President & CEO

ATTEST:                                        PROJECT DEVELOPMENT GROUP, INC.

/s/ James D. Chiafullo                         By: /s/ John C. Regan
---------------------------                        ---------------------------
Secretary                                      Title: President & CEO

ATTEST:                                        ENVIRO-TECH ABATEMENT
                                               SERVICES, CO.

/s/ James D. Chiafullo                         By: /s/ John C. Regan
---------------------------                        ---------------------------
Secretary                                      Title: President & CEO

ATTEST:                                        PDG, INC.

/s/ James D. Chiafullo                         By: /s/ John C. Regan
---------------------------                        ---------------------------
Secretary                                      Title: President & CEO

ATTEST:                                        SERVESTEC, INC.

/s/ James D. Chiafullo                         By: /s/ John C. Regan
---------------------------                        ---------------------------
Secretary                                      Title: President & CEO